UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857
                                   811-21434

Name of Fund: Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
              Master Bond Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Core Bond Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations. Although the most impressive earnings results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, fixed income markets provided modestly positive results. For the six-month and 12-month periods ended September 30, 2004, the Lehman Brothers Aggregate Bond Index returned +.68% and +3.68%, respectively; the Credit Suisse First Boston High Yield Index returned +4.30% and +13.32%; and the Citigroup Three-Month Treasury Bill Index returned +.56% and +1.04%. In terms of yield, the 10-year Treasury note record-ed a yield of 4.14% at September 30, 2004, versus 3.96% at September 30, 2003. The three-month Treasury bill's yield was 1.71% at period-end, compared to .95% a year earlier.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



We are pleased to present to you the management team of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Senior Portfolio Managers Pat Maldari and James Pagano co-head the Merrill Lynch Bond Fund, Inc. - Core Bond Portfolio team.
Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA R charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. The portfolio management team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively.
Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of AIMR and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.


Pat Maldari
Senior Portfolio Manager


James Pagano
Senior Portfolio Manager


Table of Contents

A Letter From the President                                        2
A Discussion With Your Fund's Portfolio Managers                   4
Performance Data                                                   6
Disclosure of Expenses                                            10
Core Bond Portfolio Financial Statements                          11
Core Bond Portfolio Financial Highlights                          14
Core Bond Portfolio Notes to Financial Statements                 19
Report of Independent Registered Public Accounting Firm       23, 43
Important Tax Information                                         23
Master Core Bond Portfolio Schedule of Investments                24
Master Core Bond Portfolio Financial Statements                   36
Master Core Bond Portfolio Financial Highlights                   38
Master Core Bond Portfolio Notes to Financial Statements          39
Portfolio Information                                             43
Officers and Directors/Trustees                                   44



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



A Discussion With Your Fund's Portfolio Managers


Portfolio performance benefited during the fiscal year from a focus on spread sectors and higher-beta credits, and was modestly hampered by a duration profile shorter than that of its benchmark.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, Core Bond Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.58%, +3.04%, +2.99%, +3.84% and +3.39%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +3.68%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

Portfolio returns were generally competitive with the benchmark. Benefiting performance was our overweight position in spread sectors and higher-beta credits, which continued to perform well throughout the year. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. Although 10-year Treasury note yields did not change dramatically over the year, we saw a considerable amount of volatility throughout the past 12 months. For example, the 10-year Treasury yield started the fiscal year at 3.90% on September 30, 2003, hit a low of 3.70% in March and then a high of 4.87% in June before retracing to 4.12% by September 30, 2004.

Modestly offsetting the positive contribution from our focus on spread sectors was the Portfolio's duration profile. We had maintained a neutral duration until February 2004, after which we shortened duration relative to the benchmark in anticipation of rising interest rates. Given the likely prospects for economic acceleration (and the higher interest rates that usually accompany economic growth), our goal was to moderate the Portfolio's sensitivity to interest rate movements, thereby providing a level of protection to its underlying net asset value. Given the volatile yield environment, this strategy proved at times constructive and at other times detrimental, but had a slightly negative effect for the year as a whole. Still, we maintained our short duration profile based on our confidence in the economic recovery and our expectation for rising rates. In fact, the Federal Reserve Board (the Fed) recently embarked on its "measured" tightening action, bringing the Federal Funds target rate from 1% to 1.75% in three separate moves in June, August and September.

In general, investors continued to be rewarded for taking on risk. This is illustrated in the fact that high yield bonds outperformed all of the investment grade asset classes for the year. The Credit Suisse First Boston High Yield Index provided a 12-month return of +13.32% as of September 30, 2004, nearly 10% more than the Lehman Brothers Aggregate Bond Index. During the 12-month period, spreads to U.S. Treasury issues tightened across most non-Treasury asset classes. Spreads on high yield securities, for example, tightened by 100 basis points (1.00%), while spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 25 basis points. We maintained a 15% overweight to spread sectors throughout the year. This included above-average exposure to both investment grade and high yield corporate bonds as well as commercial mortgage-backed securities (CMBS).


What changes were made to the Portfolio during the year?

Our strategy was essentially unchanged during the fiscal year. We maintained an aggressive overweight to the BBB corporate sector and consistently maintained an overweight of about 5% to investment grade corporates. Within the investment grade universe, we favored names in the life insurance, auto and media sectors. We added bonds of Prudential Financial and Security Benefit Life Insurance Company in life insurance, General Motors Acceptance Corporation and Ford Motor Credit Company in auto, and Clear Channel Communications, Inc. and NewsAmerica Incorporated in media.

In the high yield arena, we increased our overweight from 3% to 4%. During the period, we moved from a broad market exposure to the asset class (via total return swaps and credit default swaps meant to replicate the exposure of the broad high yield credit market) to individual security selection. In our view, the "easy money" had been extracted from the high yield market and it appeared that individual bond selection would become important. Specific names on which we focused included MGM Mirage, Inc., American Greetings Corporation and Abitibi-Consolidated Inc. We also identified crossover credits as another area of the credit market that represented value. As their name implies, these credits have a split rating - half investment grade and half non-investment grade. In this area, we added securities from issuers such as Tyco International Group and Continental Airlines, Inc. to the Portfolio.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



As mentioned earlier, we also shifted the Portfolio's duration profile from neutral to a small short in mid February. Upon making that shift, we consistently remained approximately 5% (1/4 of a year) shorter than our benchmark, although at times we were as much as 10% (1/2 of a year) short. Our decision to shorten duration was based on our belief that several important factors would fuel economic growth in the first half of 2004. These included tax refunds, stimulus from mortgage refinancings, increased capital expenditures, relatively low interest rates, a weaker dollar and accelerating commodity prices. With the economy on an upward growth path, we anticipated that interest rates would move higher.

A final change also had to do with our view on interest rates. Essentially, we believe the futures market is pricing in too many interest rate increases over the next three to five years. As such, we do not believe short-term interest rates will be significantly higher in the next investment cycle. With that view in mind, we aggressively sold interest rate caps on three-month LIBOR (the London InterBank Offer Rate). The caps, which allow us to set a ceiling on future interest rates, would be unnecessary if interest rates do not increase materially. For selling them, we received a floating rate LIBOR payment, which had a positive effect on the Portfolio's total return. At period-end, this type of derivative transaction accounted for 6% of the Portfolio's net assets.


How would you characterize the Portfolio's position at the close of the period?

In the last week of the fiscal period, we sold about 3% of our exposure to CMBS. Spreads had tightened significantly in this sector, and CMBS were beginning to appear expensive on a relative basis. Simultaneously, we increased exposure to investment grade corporate bonds by 4%. As we approach year-end, we expect there will be a grab for yield on the part of investors, which would serve to benefit the investment grade corporate market. These changes did not impact our overall allocation to spread sectors, which remained at an overweight of 15% by period-end, comprised as follows: 9% in corporates, 2% in CMBS and 4% in high yield, with the high yield allocation consisting primarily of BB-rated positions.

In our view, soft economic data in recent months can be attributed to high oil prices and higher interest rates, which appear to be holding back consumption. However, we continue to believe the economy is on solid footing, and this should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds.

Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury issues) continue to contract. Nevertheless, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we will start to become interested in adding interest rate exposure as yields approach the 4.5% area. In fact, we expect gradually higher interest rates by the end of 2004, and would expect the 10-year Treasury yield to be closer to 5% than 4%. As for the Fed, we believe it will move one more time this year before pausing, bringing the Federal Funds target rate to 2% at year-end 2004, en route to a more "neutral" rate of approximately 2.5% by the end of 2005.


Patrick Maldari
Vice President and Senior Portfolio Manager


James J. Pagano
Vice President and Senior Portfolio Manager

October 11, 2004



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Administrator voluntarily waived its administrative fee. Without such waiver, the Portfolio's performance would have been lower.


Recent Performance Results
                                                                                  10-Year/
                                                6-Month          12-Month     Since Inception      Standardized
As of September 30, 2004                      Total Return     Total Return     Total Return       30-day Yield
Core Bond Portfolio Class A Shares*              +0.48%           +3.58%           +91.05%             2.10%
Core Bond Portfolio Class B Shares*              +0.31            +3.04            +80.52              1.69
Core Bond Portfolio Class C Shares*              +0.28            +2.99            +80.54              1.65
Core Bond Portfolio Class I Shares*              +0.69            +3.84            +94.89              2.36
Core Bond Portfolio Class R Shares*              +0.44            +3.39            + 8.53              1.96
Lehman Brothers Aggregate Bond Index**           +0.68            +3.68    +109.18/+109.89/+8.32        --
ML U.S. Corporate Master Index***                +0.66            +4.66    +123.22/+124.34/+13.67       --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

 ** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.

*** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class A and Class C Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master Index++++++. Values illustrated are as follows:

ML Bond Fund, Inc.'s Core Bond Portfolio++
Class A Shares*

Date                                      Value

10/21/1994**                            $ 9,600.00
September 1995                          $11,059.00
September 1996                          $11,441.00
September 1997                          $12,464.00
September 1998                          $13,682.00
September 1999                          $13,404.00
September 2000                          $14,049.00
September 2001                          $15,620.00
September 2002                          $16,782.00
September 2003                          $17,707.00
September 2004                          $18,341.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class C Shares*

Date                                      Value

10/21/1994**                            $10,000.00
September 1995                          $11,458.00
September 1996                          $11,786.00
September 1997                          $12,757.00
September 1998                          $13,936.00
September 1999                          $13,576.00
September 2000                          $14,148.00
September 2001                          $15,641.00
September 2002                          $16,710.00
September 2003                          $17,530.00
September 2004                          $18,054.00


Lehman Brothers Aggregate Bond Index++++

Date                                      Value

10/31/1994**                            $10,000.00
September 1995                          $11,445.00
September 1996                          $12,006.00
September 1997                          $13,172.00
September 1998                          $14,688.00
September 1999                          $14,634.00
September 2000                          $15,657.00
September 2001                          $17,685.00
September 2002                          $19,205.00
September 2003                          $20,244.00
September 2004                          $20,989.00


Merrill Lynch U.S. Corporate Master Index++++++

Date                                      Value

10/31/1994**                            $10,000.00
September 1995                          $11,702.00
September 1996                          $12,272.00
September 1997                          $13,649.00
September 1998                          $15,107.00
September 1999                          $14,952.00
September 2000                          $15,803.00
September 2001                          $17,944.00
September 2002                          $19,305.00
September 2003                          $21,436.00
September 2004                          $22,434.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ The Portfolio invests primarily in long-term, fixed-income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not predictive of future results.



Average Annual Total Return

                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/04                   +3.58%           -0.56%
Five Years Ended 9/30/04                 +6.47            +5.61
Inception (10/21/94)
through 9/30/04                          +6.73            +6.29

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/04                   +2.99%           +1.99%
Five Years Ended 9/30/04                 +5.87            +5.87
Inception (10/21/94)
through 9/30/04                          +6.12            +6.12

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class B and Class I Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master Index++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class B Shares*

Date                                      Value

September 1994                          $10,000.00
September 1995                          $11,402.00
September 1996                          $11,724.00
September 1997                          $12,708.00
September 1998                          $13,878.00
September 1999                          $13,538.00
September 2000                          $14,116.00
September 2001                          $15,614.00
September 2002                          $16,690.00
September 2003                          $17,518.00
September 2004                          $18,052.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class I Shares*

Date                                      Value

September 1994                          $ 9,600.00
September 1995                          $11,031.00
September 1996                          $11,430.00
September 1997                          $12,484.00
September 1998                          $13,738.00
September 1999                          $13,504.00
September 2000                          $14,189.00
September 2001                          $15,815.00
September 2002                          $17,034.00
September 2003                          $18,018.00
September 2004                          $18,709.00


Lehman Brothers Aggregate Bond Index++++

Date                                      Value

September 1994                          $10,000.00
September 1995                          $11,406.00
September 1996                          $11,965.00
September 1997                          $13,127.00
September 1998                          $14,638.00
September 1999                          $14,585.00
September 2000                          $15,604.00
September 2001                          $17,625.00
September 2002                          $19,141.00
September 2003                          $20,176.00
September 2004                          $20,918.00


Merrill Lynch U.S. Corporate Master Index++++++

Date                                      Value

September 1994                          $10,000.00
September 1995                          $11,643.00
September 1996                          $12,210.00
September 1997                          $13,581.00
September 1998                          $15,032.00
September 1999                          $14,878.00
September 2000                          $15,724.00
September 2001                          $17,855.00
September 2002                          $19,208.00
September 2003                          $21,328.00
September 2004                          $22,322.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Portfolio invests primarily in long-term, fixed-income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/04                   +3.04%           -0.96%
Five Years Ended 9/30/04                 +5.92            +5.60
Ten Years Ended 9/30/04                  +6.08            +6.08

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/04                   +3.84%           -0.32%
Five Years Ended 9/30/04                 +6.74            +5.87
Ten Years Ended 9/30/04                  +6.90            +6.46

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class R Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master Index++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class R Shares*

Date                                      Value

1/03/2003**                             $10,000.00
September 2003                          $10,497.00
September 2004                          $10,853.00


Lehman Brothers Aggregate Bond Index++++

Date                                      Value

1/03/2003**                             $10,000.00
September 2003                          $10,448.00
September 2004                          $10,832.00


Merrill Lynch U.S. Corporate Master Index++++++

Date                                      Value

1/03/2003**                             $10,000.00
September 2003                          $10,861.00
September 2004                          $11,367.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ The Portfolio invests primarily in long-term fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not predictive of future results.



Aggregate Total Return


Class R Shares                                      Return

One Year Ended 9/30/04                               +3.39%
Inception (1/03/03) through 9/30/04                  +4.82



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value     April 1, 2004 to
                                                     Account Value     September 30,      September 30,
                                                     April 1, 2004          2004               2004
Actual

Class A                                                  $1,000          $1,004.80            $4.26
Class B                                                  $1,000          $1,003.10            $6.86
Class C                                                  $1,000          $1,002.80            $6.86
Class I                                                  $1,000          $1,006.90            $3.11
Class R                                                  $1,000          $1,004.40            $3.61

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.75            $4.29
Class B                                                  $1,000          $1,018.15            $6.91
Class C                                                  $1,000          $1,018.15            $6.91
Class I                                                  $1,000          $1,021.90            $3.13
Class R                                                  $1,000          $1,021.40            $3.64

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.85% for Class A, 1.37% for Class B, 1.37% for Class C, .62% for Class I and .72% for Class R),
   multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Assets and Liabilities                                                                     Core Bond Portfolio

As of September 30, 2004
Assets

           Investment in Master Core Bond Portfolio, at value
           (identified cost--$1,635,268,471)                                                                $ 1,659,001,641
           Prepaid expenses and other assets                                                                         84,157
                                                                                                            ---------------
           Total assets                                                                                       1,659,085,798
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $     1,125,071
               Other affiliates                                                                   490,964
               Distributor                                                                        439,759
               Administrator                                                                       55,153         2,110,947
                                                                                          ---------------
           Accrued expenses                                                                                          37,671
                                                                                                            ---------------
           Total liabilities                                                                                      2,148,618
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,656,937,180
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     3,603,113
           Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                          2,913,627
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,592,716
           Class I Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                          5,782,190
           Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                            115,893
           Paid-in capital in excess of par                                                                   1,627,673,690
           Undistributed investment income--net                                           $    15,796,402
           Accumulated realized capital losses allocated from the Master Portfolio--net      (24,273,621)
           Unrealized appreciation allocated from the Master Portfolio--net                    23,733,170
                                                                                          ---------------
           Total accumulated earnings--net                                                                       15,255,951
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,656,937,180
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $426,392,590 and 36,031,134 shares outstanding                   $         11.83
                                                                                                            ===============
           Class B--Based on net assets of $344,584,620 and 29,136,265 shares outstanding                   $         11.83
                                                                                                            ===============
           Class C--Based on net assets of $188,415,840 and 15,927,161 shares outstanding                   $         11.83
                                                                                                            ===============
           Class I--Based on net assets of $683,827,826 and 57,821,899 shares outstanding                   $         11.83
                                                                                                            ===============
           Class R--Based on net assets of $13,716,304 and 1,158,927 shares outstanding                     $         11.84
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Operations                                                                                 Core Bond Portfolio

For the Year Ended September 30, 2004++
Investment Income Allocated from the Portfolio--Net

           Net investment income allocated from the Master Portfolio:
               Interest                                                                                     $    61,469,811
               Dividends                                                                                            175,146
               Securities lending--net                                                                              156,132
               Expenses                                                                                         (1,829,843)
                                                                                                            ---------------
           Net investment income allocated from the Master Portfolio                                             59,971,246
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     6,471,688
           Account maintenance and distribution fees--Class B                                   2,880,502
           Account maintenance fees--Class A                                                    1,274,173
           Transfer agent fees--Class I                                                         1,258,248
           Account maintenance and distribution fees--Class C                                   1,100,345
           Transfer agent fees--Class A                                                           889,968
           Transfer agent fees--Class B                                                           745,771
           Transfer agent fees--Class C                                                           270,236
           Printing and shareholder reports                                                       134,907
           Professional fees                                                                       77,140
           Registration fees                                                                       63,011
           Account maintenance and distribution fees--Class R                                      33,212
           Transfer agent fees--Class R                                                            12,080
           Custodian fees                                                                          11,179
           Director's fees and expenses                                                                38
           Other                                                                                   34,143
                                                                                          ---------------
           Total expenses before waiver                                                        15,256,641
           Waiver of expenses                                                                 (1,153,630)
                                                                                          ---------------
           Total expenses after waiver                                                                           14,103,011
                                                                                                            ---------------
           Investment income--net                                                                                45,868,235
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master Portfolio--Net

           Realized gain on investments, options purchased, futures contracts, swaps, options written and foreign currency transactions allocated from
           the Master Portfolio--net                                                                             33,776,777
           Change in unrealized appreciation/depreciation on investments, options purchased, futures contracts, swaps, options written and foreign currency
           transactions allocated from the Master Portfolio--net                                               (18,464,917)
                                                                                                            ---------------
           Total realized and unrealized gain allocated from the Master Portfolio--net                           15,311,860
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    61,180,095
                                                                                                            ===============

            ++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statements of Changes in Net Assets                                                                     Core Bond Portfolio
                                                                                                   For the Year Ended
                                                                                                     September 30,
Increase (Decrease) in Net Assets:                                                             2004++               2003
Operations

           Investment income--net                                                         $    45,868,235   $    58,129,456
           Realized gain allocated from the Master Portfolio--net                              33,776,777        48,914,442
           Change in unrealized appreciation/depreciation and allocated from the
           Master Portfolio--net                                                             (18,464,917)      (14,915,735)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                61,180,095        92,128,163
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (13,583,236)      (13,668,069)
               Class B                                                                        (8,259,029)      (14,714,869)
               Class C                                                                        (2,887,840)       (3,758,594)
               Class I                                                                       (21,041,859)      (27,905,411)
               Class R                                                                          (166,868)             (208)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (45,938,832)      (60,047,151)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions    (248,085,135)       327,343,356
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (232,843,872)       359,424,368
           Beginning of year                                                                1,889,781,052     1,530,356,684
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 1,656,937,180   $ 1,889,781,052
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $    15,796,402   $     3,149,876
                                                                                          ===============   ===============

            ++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights                                                                                    Core Bond Portfolio

The following per share data and ratios have been derived                              Class A
from information provided in the financial statements.
                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       2004++++      2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year              $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                 .34++        .39++          .50          .63          .70
           Realized and unrealized gain (loss) and
           allocated from the Master Portfolio--net                 .07          .23          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .41          .62          .81         1.16          .50
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.31)        (.41)        (.50)        (.63)        (.70)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of year                    $      11.83   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.58%        5.51%        7.44%       11.16%        4.83%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                              .85%+++         .85%         .84%         .86%         .82%
                                                           ============   ==========   ==========   ==========   ==========
           Expenses                                             .89%+++         .85%         .84%         .86%         .82%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net                                 2.65%        3.39%        4.43%        5.75%        6.55%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)          $    426,393   $  484,030   $  286,726   $  201,269   $  148,890
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                              258.01%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

         +++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios have been derived                              Class B
from information provided in the financial statements.
                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       2004++++      2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year              $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                 .27++        .34++          .44          .57          .64
           Realized and unrealized gain (loss) and
           allocated from the Master Portfolio--net                 .08          .22          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .35          .56          .75         1.10          .44
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.25)        (.35)        (.44)        (.57)        (.64)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of year                    $      11.83   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.04%        4.96%        6.89%       10.59%        4.29%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                             1.36%+++        1.36%        1.36%        1.38%        1.34%
                                                           ============   ==========   ==========   ==========   ==========
           Expenses                                            1.47%+++        1.36%        1.36%        1.38%        1.34%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net                                 2.14%        2.94%        3.93%        5.25%        6.02%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)          $    344,585   $  449,985   $  487,746   $  511,166   $  455,162
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                              258.01%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

         +++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios have been derived                              Class C
from information provided in the financial statements.
                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       2004++++      2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year              $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                 .26++        .33++          .43          .57          .64
           Realized and unrealized gain (loss) and
           allocated from the Master Portfolio--net                 .09          .23          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .35          .56          .74         1.10          .44
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.25)        (.35)        (.43)        (.57)        (.64)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of year                    $      11.83   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     2.99%        4.91%        6.83%       10.53%        4.23%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                             1.39%+++        1.42%        1.42%        1.44%        1.39%
                                                           ============   ==========   ==========   ==========   ==========
           Expenses                                            1.39%+++        1.42%        1.42%        1.44%        1.39%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net                                 2.12%        2.86%        3.85%        5.16%        5.96%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)          $    188,416   $  131,739   $  110,065   $   76,963   $   55,889
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                              258.01%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

         +++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios have been derived                              Class I
from information provided in the financial statements.
                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       2004++++      2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year              $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                 .37++        .43++          .53          .66          .72
           Realized and unrealized gain (loss) and
           allocated from the Master Portfolio--net                 .07          .22          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .44          .65          .84         1.19          .52
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.34)        (.44)        (.53)        (.66)        (.72)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of year                    $      11.83   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     3.84%        5.77%        7.71%       11.44%        5.09%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                              .60%+++         .60%         .59%         .61%         .57%
                                                           ============   ==========   ==========   ==========   ==========
           Expenses                                             .68%+++         .60%         .59%         .61%         .57%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net                                 2.90%        3.67%        4.68%        6.03%        6.79%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)          $    683,828   $  823,981   $  645,820   $  519,815   $  489,778
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                              258.01%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

         +++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Financial Highlights (concluded)                                                                        Core Bond Portfolio
                                                                                                     Class R

The following per share data and ratios have been derived                                   For the        For the Period
from information provided in the financial statements.                                     Year Ended    January 3, 2003++
                                                                                         September 30,    to September 30,
Increase (Decrease) in Net Asset Value:                                                     2004++++            2003
Per Share Operating Performance

           Net asset value, beginning of period                                           $         11.74   $         11.49
                                                                                          ---------------   ---------------
           Investment income--net***                                                                  .32               .21
           Realized and unrealized gain and allocated from the Master Portfolio--net                  .07               .35
                                                                                          ---------------   ---------------
           Total from investment operations                                                           .39               .56
                                                                                          ---------------   ---------------
           Less dividends from investment income--net                                               (.29)             (.31)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $         11.84   $         11.74
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                       3.39%          4.97%+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                              .78%+++++            1.11%*
                                                                                          ===============   ===============
           Expenses                                                                             .78%+++++            1.11%*
                                                                                          ===============   ===============
           Investment income--net                                                                   2.70%            2.37%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $        13,716   $            46
                                                                                          ===============   ===============
           Portfolio turnover                                                             258.01%++++++++           287.00%
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

      ++++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements
Core Bond Portfolio


1. Significant Accounting Policies:
The Core Bond Portfolio (the "Portfolio") is one of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio (the "Master Portfolio") of Master Bond Trust, a mutual fund that has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Portfolio's investment in the Master Portfolio reflects the Portfolio's proportionate interest in the net assets of the Master Portfolio. The performance of the Portfolio is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master Portfolio owned by the Portfolio at September 30, 2004 was 60.8%. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--The Portfolio records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1a of the Master
Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Portfolio records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,692,581 has been reclassified between accumulated realized capital losses and undistributed net investment income, $812,813 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses and $24,542 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to nondeductible expenses, foreign currency transactions, accounting for swap agreements, the allocation of basis adjustments and differences attributable to amortization methods of premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Core Bond Portfolio


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2004, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio and Intermediate Term Portfolio was approximately $4,188,527,000.

FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. FAM has contractually agreed to waive the Portfolio's investment advisory fee in the amount of the Portfolio's share of the investment advisory fee paid by the Master Portfolio. For the year ended September 30, 2004, FAM earned fees of $6,471,688, of which $1,153,630 were waived.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance       Distribution
                                          Fee                Fee

Class A                                  .25%                 --
Class B                                  .25%               .50%
Class C                                  .25%               .55%
Class R                                  .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                         FAMD             MLPF&S

Class A                              $ 24,200           $216,843
Class I                              $  2,426           $  5,602


For the year ended September 30, 2004, MLPF&S received contingent deferred sales charges of $554,197 and $28,796 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $5,670 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(248,085,135) and $327,343,356 for the years ended September 30, 2004 and September 30, 2003, respectively.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Core Bond Portfolio


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           12,164,129    $   142,389,533
Automatic conversion of shares         2,388,888         27,886,719
Shares issued to shareholders
   in reinvestment of dividends          823,953          9,655,758
                                 ---------------    ---------------
Total issued                          15,376,970        179,932,010
Shares redeemed                     (20,600,098)      (242,646,844)
                                 ---------------    ---------------
Net decrease                         (5,223,128)    $  (62,714,834)
                                 ===============    ===============


Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           14,507,304    $   168,610,001
Shares issued resulting from
   reorganization                      7,697,116         89,000,031
Automatic conversion of shares         2,555,683         29,681,598
Shares issued to shareholders
   in reinvestment of dividends          850,526          9,864,773
                                 ---------------    ---------------
Total issued                          25,610,629        297,156,403
Shares redeemed                      (9,238,307)      (107,380,907)
                                 ---------------    ---------------
Net increase                          16,372,322    $   189,775,496
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            6,212,833    $    72,641,246
Shares issued to shareholders
   in reinvestment of dividends          495,143          5,800,608
                                 ---------------    ---------------
Total issued                           6,707,976         78,441,854
Automatic conversion of shares       (2,390,022)       (27,886,719)
Shares redeemed                     (13,558,943)      (158,595,112)
                                 ---------------    ---------------
Net decrease                         (9,240,989)    $ (108,039,977)
                                 ===============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           11,688,268    $   135,461,953
Shares issued resulting from
   reorganization                      2,440,631         28,177,720
Shares issued to shareholders
   in reinvestment of dividends          858,481          9,939,621
                                 ---------------    ---------------
Total issued                          14,987,380        173,579,294
Automatic conversion of shares       (2,557,318)       (29,681,598)
Shares redeemed                     (16,406,130)      (190,072,192)
                                 ---------------    ---------------
Net decrease                         (3,976,068)    $  (46,174,496)
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            8,337,262    $    97,258,921
Shares issued to shareholders
   in reinvestment of dividends          173,952          2,038,470
                                 ---------------    ---------------
Total issued                           8,511,214         99,297,391
Shares redeemed                      (3,815,557)       (44,659,731)
                                 ---------------    ---------------
Net increase                           4,695,657    $    54,637,660
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            3,167,086    $    36,690,213
Shares issued resulting from
   reorganization                      1,549,639         17,960,632
Shares issued to shareholders
   in reinvestment of dividends          225,686          2,615,907
                                 ---------------    ---------------
Total issued                           4,942,411         57,266,752
Shares redeemed                      (3,265,037)       (37,826,084)
                                 ---------------    ---------------
Net increase                           1,677,374    $    19,440,668
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           19,808,273    $   231,959,176
Shares issued to shareholders
   in reinvestment of dividends          640,664          7,503,578
                                 ---------------    ---------------
Total issued                          20,448,937        239,462,754
Shares redeemed                     (32,900,705)      (384,970,691)
                                 ---------------    ---------------
Net decrease                        (12,451,768)    $ (145,507,937)
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           23,853,933    $   276,543,660
Shares issued resulting from
   reorganization                     10,374,042        120,212,366
Shares issued to shareholders
   in reinvestment of dividends          970,649         11,253,308
                                 ---------------    ---------------
Total issued                          35,198,624        408,009,334
Shares redeemed                     (21,003,909)      (243,752,879)
                                 ---------------    ---------------
Net increase                          14,194,715    $   164,256,455
                                 ===============    ===============


Class R Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            1,536,793    $    18,017,184
Shares issued to shareholders
   in reinvestmentof dividends            12,771            149,728
                                 ---------------    ---------------
Total issued                           1,549,564         18,166,912
Shares redeemed                        (394,533)        (4,626,959)
                                 ---------------    ---------------
Net increase                           1,155,031    $    13,539,953
                                 ===============    ===============



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)
Core Bond Portfolio


Class R Shares for the
Period January 3, 2003++ to                                  Dollar
September 30, 2003                        Shares             Amount

Shares sold                                3,938    $        45,716
Shares issued to shareholders
   in reinvestment of dividends               16                180
                                 ---------------    ---------------
Total issued                               3,954             45,896
Shares redeemed                             (58)              (663)
                                 ---------------    ---------------
Net increase                               3,896    $        45,233
                                 ===============    ===============

++Commencement of operations.



4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:


                                       9/30/2004          9/30/2003

Distributions paid from:
   Ordinary income               $    45,938,832    $    60,047,151
                                 ---------------    ---------------
Total taxable distributions      $    45,938,832    $    60,047,151
                                 ===============    ===============


As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $    16,875,619
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                        16,875,619
Capital loss carryforward                             (23,658,362)*
Unrealized gains--net                                  22,038,694**
                                                    ---------------
Total accumulated earnings--net                     $    15,255,951
                                                    ===============

 * On September 30, 2004, the Fund had a capital loss carryforward of $23,658,362, of which $3,475,027 expires in 2006, $2,499,201 expires in 2007, $392,843 expires in 2008 and $17,291,291 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Report of Independent Registered Public Accounting Firm
Core Bond Portfolio


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Core Bond Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond Portfolio as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2004



Important Tax Information (unaudited)


Of the ordinary income distributions paid monthly by Core Bond
Portfolio of Merrill Lynch Bond Fund, Inc. during the taxable year ended September 30, 2004, 3.85% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments                                                                          Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
                Ratings++   Ratings++       Amount    Asset-Backed Securities++++                         (in U.S. dollars)
                  AAA       Aaa    US$  16,791,496    Ace Securities Corp., Series 2003-OP1, Class A2,
                                                      2.20% due 12/25/2033 (b)                               $   16,818,835
                  AAA       Aaa          2,198,269    Advanta Mortgage Loan Trust, Series 1999-3,
                                                      Class A4, 7.75% due 10/25/2026                              2,283,688
                  AAA       Aaa         22,889,109    Aegis Asset Backed Securities Trust, Series 2004-1,
                                                      Class A, 2.19% due 4/25/2034 (b)                           22,879,811
                  AA        Aa2          7,550,000    Ameriquest Mortgage Securities Inc., Series 2004-R1,
                                                      Class M2, 2.42% due 2/25/2034 (b)                           7,549,989
                  AAA       Aaa         18,850,000    Argent Securities, Inc., Series 2004-WII, Class A3,
                                                      2.20% due 11/25/2034                                       18,850,000
                  AAA       Aaa         20,400,000    Banc of America Large Loan, Series 2003-BBA2,
                                                      Class A3, 2.08% due 11/15/2015 (b)                         20,403,201
                  AAA       Aaa         18,000,000    CIT Equipment Collateral, Series 2003-VT1, Class A3A,
                                                      1.73% due 4/20/2007 (b)                                    18,017,638
                  AAA       Aaa         16,897,910    CIT Group Home Equity Loan Trust, Series 2003-1,
                                                      Class A2, 2.35% due 4/20/2027                              16,871,483
                                                      California Infrastructure, Series 1997-1:
                  AAA       Aaa          3,440,482        PG&E-1, Class A7, 6.42% due 9/25/2008                   3,575,718
                  AAA       Aaa          2,466,738        SCE-1, Class A6, 6.38% due 9/25/2008                    2,566,899
                  A+        Aa3          3,133,820    Capital Auto Receivables Asset Trust, Series 2003-2,
                                                      Class B, 2.15% due 1/15/2009 (b)                            3,140,198
                  NR*       NR*         28,950,000    Capital One Master Trust, Series 2000-4, Class C,
                                                      2.56% due 8/15/2008 (a)(b)                                 28,995,234
                  AAA       Aaa         12,123,705    Centex Home Equity, Series 2003
                                                      B, Class AV, 2.12% due 6/25/2033 (b)                       12,135,501
                                                      Chase Credit Card Master Trust, Class C (b):
                  BBB       Baa2         9,750,000        Series 2000-3, 2.46% due 1/15/2008                      9,795,671
                  BBB       Baa2        17,000,000        Series 2003-1, 2.86% due 4/15/2008                     17,151,451
                                                      CountryWide Asset-Backed Certificates (b):
                  AA+       Aa2          9,800,000        Series 2003-2, Class M1, 2.54% due 6/26/2033            9,858,825
                  AAA       NR*         19,394,000        Series 2003-BC3, Class A2, 2.15% due 9/25/2033         19,415,665
                  AA+       Aa3          7,550,000        Series 2004-5, Class M2, 2.51% due 7/25/2034            7,549,986
                  AAA       Aaa         13,208,480    First Franklin Mortgage Loan Asset Trust,
                                                      Series 2003-FF5, Class A2, 2.82% due 3/25/2034 (b)         13,225,783
                  A-        A1          13,500,000    GE Dealer Floorplan Master Note Trust, Series 2004-2,
                                                      Class B, 1.869% due 7/20/2009 (b)                          13,504,219
                  AAA       NR*         18,740,712    GMAC Mortgage Corporation Loan Trust, Series 2003-J7,
                                                      Class A10, 5.50% due 11/25/2033                            18,953,734
                  AAA       Aaa          5,830,795    Household Automotive Trust, Series 2002-3, Class A3A,
                                                      2.75% due 6/18/2007                                         5,844,557
                  AAA       Aaa          2,736,429    Household Home Equity Loan Trust, Series 2002-2,
                                                      Class A, 2.111% due 4/20/2032 (b)                           2,740,300
                  AA+       NR*         10,300,000    Impac Secured Assets CMN Owner Trust, Series 2004-3,
                                                      Class M1, 2.44% due 12/25/2034 (b)                         10,326,363
                                                      Long Beach Mortgage Loan Trust (b):
                  AAA       Aaa          9,893,049        Series 2002-4, Class 2A, 2.04% due 11/26/2032           9,932,328
                  AAA       Aaa         25,780,408        Series 2004-1, Class A3, 2.14% due 2/25/2034           25,786,498
                  AAA       Aaa         19,566,929    MASTR Asset Securitization Trust, Series 2003-10,
                                                      Class 3A1, 5.50% due 11/25/2033                            19,706,598
                  BBB       Baa2        10,850,000    MBNA Credit Card Master Note Trust, Series 2001-C3,
                                                      Class C3, 6.55% due 12/15/2008                             11,432,547
                                                      Morgan Stanley ABS Capital I (b):
                  A         A2           6,200,000        Series 2003-NC5, Class M2, 3.84% due 4/25/2033          6,327,594
                  AAA       Aaa         32,140,136        Series 2004-NC1, Class A2, 2.21% due 12/27/2033        32,227,461
                  AAA       Aaa         21,136,310        Series 2004-NC2, Class A2, 2.14% due 12/25/2033        21,136,293
                  AAA       Aaa         22,324,534        Series 2004-WMC1, Class A3, 2.09% due 6/25/2034        22,321,436
                                                      New Century Home Equity Loan Trust, Class A3 (b):
                  AAA       Aaa         32,715,736        Series 2004-2, 2.09% due 4/25/2034                     32,715,720
                  AAA       Aaa         30,600,000        Series 2004-3, 2.223% due 11/25/2034                   30,600,000
                                                      Option One Mortgage Loan Trust (b):
                  AAA       Aaa          1,663,244        Series 2002-4, Class A, 2.10% due 7/25/2032             1,664,403
                  AAA       Aaa         16,574,009        Series 2003-4, Class A2, 2.16% due 7/25/2033           16,599,920
                  AAA       Aaa          3,701,137    Residential Asset Mortgage Products, Inc.,
                                                      Series 2003-RS7, Class AI1, 1.97% due 6/25/2018 (b)         3,701,484
                                                      Residential Asset Securities Corporation:
                  AAA       Aaa                  0        Series 2002-KS8, Class A2, 3.04% due 5/25/2023                  0
                  AAA       Aaa         21,221,832        Series 2003-KS5, Class AIIB, 2.13% due
                                                          7/25/2033 (b)                                          21,228,303
                  AAA       Aaa         12,803,665    Saxon Asset Securities Trust, Series 2002-3,
                                                      Class AV, 2.24% due 12/25/2032 (b)                         12,828,015
                  AAA       Aaa         29,200,000    Wells Fargo Home Equity Trust, Series 2004-2,
                                                      Class A32, 2.18% due 2/25/2032 (b)                         29,200,000

                                                      Total Asset-Backed Securities
                                                      (Cost--$599,051,674)--22.0%                               599,863,349


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
                Ratings++   Ratings++       Amount    Government & Agency Obligations                     (in U.S. dollars)
                  AAA       Aaa    US$  21,400,000    Federal National Mortgage Association, 7.125%
                                                      due 1/15/2030                                          $   26,364,265
                                                      U.S. Treasury Bonds & Notes:
                  AAA       Aaa         62,313,000        7% due 7/15/2006 (f)(g)                                67,161,699
                  AAA       Aaa          6,900,000        6.50% due 2/15/2010                                     7,917,212
                  AAA       Aaa         11,250,000        7.50% due 11/15/2016 (g)                               14,457,566
                  AAA       Aaa          6,865,000        8.125% due 8/15/2019                                    9,398,343
                  AAA       Aaa         23,900,000        7.25% due 8/15/2022                                    30,773,114
                  AAA       Aaa          4,950,000        6.25% due 8/15/2023 (f)                                 5,780,283
                  AAA       Aaa          4,950,000        6.625% due 2/15/2027 (f)                                6,070,710
                                                      U.S. Treasury Inflation Indexed Notes:
                  AAA       Aaa         14,570,723        3.875% due 1/15/2009                                   16,402,875
                  AAA       Aaa         12,760,083        3.50% due 1/15/2011                                    14,442,321

                                                      Total Government & Agency Obligations
                                                      (Cost--$194,719,245)--7.3%                                198,768,388


                                                      Government Agency Mortgage-Backed Securities++

                                                      Federal Home Loan Mortgage Corporation:
                  AAA       Aaa            390,563        4.50% due 8/01/2018                                       436,000
                  AAA       Aaa         18,615,662        5.00% due 6/01/2018 - 10/15/2019                       18,922,802
                  AAA       Aaa         51,900,000        5.00% due 10/15/2034                                   51,381,625
                  AAA       Aaa         20,287,041        5.50% due 7/01/2016 - 2/01/2018                        21,002,643
                  AAA       Aaa         73,560,000        5.50% due 10/15/2034                                   74,548,499
                  AAA       Aaa          7,328,166        6.00% due 12/01/2014 - 5/01/2018                        7,717,880
                  AAA       Aaa         63,739,561        6.00% due 12/01/2033 - 10/15/2034                      65,821,231
                  AAA       Aaa          7,211,199        6.50% due 3/01/2016 - 10/01/2017                        7,633,937
                  AAA       Aaa         13,960,618        7.00% due 2/01/2031 - 7/01/2032                        14,821,010
                  AAA       Aaa            520,074        7.50% due 1/01/2030                                       558,397
                                                      Federal National Mortgage Association:
                  AAA       Aaa         10,399,716        2.01% due 11/25/2033                                   10,369,380
                  AAA       Aaa         27,418,578        5.00% due 10/15/2019                                   27,846,993
                  AAA       Aaa             29,305        6.00% due 2/01/2017                                        32,302
                  AAA       Aaa         33,301,456        6.50% due 12/01/2028 - 11/15/2034                      34,958,309
                  AAA       Aaa         14,653,991        7.00% due 6/01/2031 - 8/01/2032                        15,547,101
                  AAA       Aaa         18,318,675        7.50% due 3/01/2009 - 5/01/2033                        19,631,476
                  AAA       Aaa          5,858,594        8.00% due 9/01/2030 - 7/01/2032                         6,354,235
                                                      Government National Mortgage Association:
                  AAA       Aaa         17,900,005        4.66% due 7/16/2033                                    17,973,780
                  AAA       Aaa          5,902,438        6.50% due 5/15/2031 - 10/15/2031                        6,235,997
                  AAA       Aaa          2,681,407        7.50% due 11/15/2030 - 1/15/2033                        2,889,116

                                                      Total Government Agency Mortgage-Backed Securities
                                                      (Cost--$402,861,283)--14.8%                               404,682,713


                                                      Non-Government Agency Mortgage-Backed Securities++++
Collateralized    AAA       Aaa         18,575,000    Bear Stearns Adjustable Rate Mortgage Trust,
Mortgage                                              Series 2004-4, Class A4, 3.516% due 6/25/2034 (b)          18,203,084
Obligations--2.6% AAA       Aaa             31,997    BlackRock Capital Finance LP, Series 1997-R2,
                                                      Class AP, 8.542% due 12/25/2035 (a)(b)                         32,637
                  AAA       Aaa             50,630    Collateralized Mortgage Obligation Trust, Series 57,
                                                      Class D, 9.90% due 2/01/2019                                   51,229
                  AAA       Aaa         12,912,288    Countrywide Home Loans, Inc., Series 2003-R4,
                                                      Class 1A1A, 2.216% due 7/25/2019                           12,884,230
                  AAA       NR*          1,509,454    Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                      Class 1A1, 4.50% due 4/25/2033                              1,510,189
                  NR*       Aaa          1,319,349    First Union NB-Bank of America Commercial Mortgage
                                                      Trust, Series 2001-C1, Class A1, 5.711% due 3/15/2033       1,386,784


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
                Ratings++   Ratings++       Amount    Non-Government Agency Mortgage-Backed Securities++++ (in U.S. dollars)
Collateralized    AAA       NR*    US$   1,152,192    GS Mortgage Securities Corporation II,
Mortgage                                              Series 1998-C1, Class A1, 6.06% due 10/18/2030         $    1,179,169
Obligations       NR*       NR*             39,748    Housing Securities Inc., Series 1994-2, Class B1,
(concluded)                                           6.50% due 7/25/2009                                            34,705
                  SP-1+     Aaa            146,072    Ocwen Residential MBS Corporation, Series 1998-R2,
                                                      Class AP, 6.574% due 11/25/2034 (a)(b)                        142,421
                  AAA       Aaa         29,700,000    RMAC, Series 2003-NS2A, Class A2C, 2.27% due
                                                      9/12/2035 (b)                                              29,783,531
                  AAA       Aaa          4,913,036    Structured Asset Securities Corporation,
                                                      Series 2002-9, Class A2,  2.14% due 10/25/2027 (b)          4,912,467
                                                      Washington Mutual Inc. (b):
                  BB        NR*            128,215        Series 2000-1, Class B1, 5.84% due 1/25/2040 (a)          126,893
                  AAA       Aaa          1,122,785        Series 2002-AR4, Class A7, 5.494% due 4/26/2032         1,126,321
                                                                                                             --------------
                                                                                                                 71,373,660

Commercial                                            Commercial Mortgage Pass-Thru Certificates (b):
Mortgage-Backed   AAA       Aaa         11,950,000        Series 2003-FL8, Class A2, 1.96% due 7/15/2015 (a)     11,953,260
Securities--4.5%  AAA       Aaa         29,593,000        Series 2003-FL9, Class A3, 2.08% due 11/15/2015        29,605,766
                                                      Greenwich Capital Commercial Funding Corporation:
                  AAA       Aaa         18,294,692        Series 2003-FL1, Class A, 2.16% due 7/05/2018 (b)      18,297,882
                  AAA       Aaa         16,000,000        Series 2004-GG1, Class A4, 4.755% due 6/10/2036        16,446,106
                  AAA       Aaa         10,808,415    Nationslink Funding Corporation, Series 1999-2,
                                                      Class A3, 7.181% due 6/20/2031                             11,426,850
                  AAA       NR*            620,265    Nomura Asset Securities Corporation, Series 1995-MD3,
                                                      Class A1B, 8.15% due 4/04/2027                                631,145
                  AAA       Aaa         34,692,000    Wachovia Bank Commercial Mortgage Trust,
                                                      Series 2003-WHL2, Class A3, 2.19% due 6/15/2013 (b)        34,699,195
                                                                                                             --------------
                                                                                                                123,060,204

                                                      Total Non-Government Agency Mortgage-Backed
                                                      Securities (Cost--$193,871,832)--7.1%                     194,433,864



Industry+++                                           Corporate Bonds

Aerospace &       BBB-      Baa3         8,188,000    Goodrich Corporation, 6.60% due 5/15/2009                   8,942,614
Defense--0.3%

Building          BB+       Ba1          5,960,000    D.R. Horton, Inc., 5% due 1/15/2009                         6,064,300
Products--0.4%    BBB+      Baa1         2,750,000    Hanson PLC, 7.875% due 9/27/2010                            3,221,487
                                                                                                             --------------
                                                                                                                  9,285,787

Cable--U.S.--0.7% BBB       Baa3         6,587,000    AT&T Broadband, 8.375% due 3/15/2013                        7,976,791
                  BBB       Baa3         3,000,000    Comcast Cable Communications, Inc., 6.375% due
                                                      1/30/2006                                                   3,123,753
                  BBB       Baa2           145,000    Cox Communications, Inc., 7.125% due 10/01/2012               157,337
                  BB-       Ba3          6,275,000    EchoStar DBS Corporation, 5.75% due 10/01/2008              6,306,375
                                                                                                             --------------
                                                                                                                 17,564,256

Canadian          BB        Ba2            779,000    Abitibi-Consolidated Inc., 8.55% due 8/01/2010 (3)            835,478
Corporates**--0.0%

Chemicals--0.3%   B+        B1           7,150,000    IMC Global Inc., 10.875% due 8/01/2013                      9,026,875

Commercial        BBB       Baa3         2,765,000    Waste Management, Inc., 7.375% due 8/01/2010                3,191,628
Services &
Supplies--0.1%

Containers--0.3%                                      Sealed Air Corporation:
                  BBB       Baa3         3,080,000        5.375% due 4/15/2008                                    3,215,908
                  BBB       Baa3         3,830,000        6.95% due 5/15/2009 (a)                                 4,241,775
                                                                                                             --------------
                                                                                                                  7,457,683

Diversified--0.2% A-        Baa3         2,515,000    Brascan Corporation, 5.75% due 3/01/2010                    2,661,773
                  A-        A3           3,025,000    Hutchison Whampoa International (01/11) Ltd.,
                                                      7% due 2/16/2011 (a)                                        3,333,928
                                                                                                             --------------
                                                                                                                  5,995,701


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Corporate Bonds                                     (in U.S. dollars)
Finance--1.7%                                         Household Finance Corporation:
                  A         A1     US$   4,695,000        6.50% due 11/15/2008                               $    5,166,176
                  A         A1           1,905,000        5.875% due 2/01/2009                                    2,053,548
                  AAA       Aaa         21,350,000    Sigma Finance Corporation, 4.281% due 8/15/2011 (b)        21,350,000
                  AAA       Aaa          9,600,000    Sigma Finance Incorporated, 3.245% due 3/31/2014 (b)        9,633,514
                                                      Texaco Capital Inc.:
                  AA        Aa3            885,000        8.625% due 6/30/2010                                    1,088,588
                  AA        Aa3             55,000        8.625% due 11/15/2031                                      78,838
                  A-        A3           6,130,000    Textron Financial Corporation, 2.75% due 6/01/2006          6,100,711
                                                                                                             --------------
                                                                                                                 45,471,375

Finance--         A         A1           2,705,000    Banc One Corporation, 8% due 4/29/2027                      3,392,551
Banks--2.8%                                           Bank of America Corporation:
                  A+        Aa2          1,800,000        5.875% due 2/15/2009                                    1,948,761
                  A+        Aa2          8,300,000        4.875% due 9/15/2012                                    8,465,934
                  BBB       Baa2         4,240,000    Capital One Bank, 4.875% due 5/15/2008                      4,391,516
                                                      Citigroup Inc.:
                  AA-       Aa1          1,150,000        5.75% due 5/10/2006                                     1,202,032
                  A+        Aa2          8,865,000        5.625% due 8/27/2012                                    9,475,311
                  A+        Aa2          5,216,000        6.625% due 6/15/2032                                    5,713,106
                  A-        Aa3          8,950,000    DBS Bank Ltd., 5% due 11/15/2019 (a)(b)                     8,746,352
                  BB+       Baa3         3,280,000    FirstBank Puerto Rico, 7.625% due 12/20/2005                3,400,215
                                                      FleetBoston Financial Corporation:
                  A+        Aa2            430,000        3.85% due 2/15/2008                                       434,987
                  A         Aa3          1,150,000        6.375% due 5/15/2008                                    1,255,939
                  BB+       NR*          1,670,000    Hudson United Bancorp, 8.20% due 9/15/2006                  1,812,013
                  BBB+      A3           3,940,000    PNC Funding Corporation, 6.125% due 2/15/2009               4,266,874
                  BBB+      A3           2,340,000    Popular North America, Inc., 3.875% due 10/01/2008          2,338,685
                  BBB-      Baa3         7,110,000    Sovereign Bank, 5.125% due 3/15/2013                        7,088,585
                  A+        Aa3          1,495,000    U.S. Bancorp, 2.03% due 9/16/2005 (b)                       1,496,505
                  A-        A3           2,875,000    Washington Mutual, Inc., 7.50% due 8/15/2006                3,103,151
                                                      Wells Fargo & Company:
                  AA-       Aa1          3,995,000        5.125% due 2/15/2007                                    4,169,002
                  A+        Aa2          4,335,000        5% due 11/15/2014                                       4,400,576
                                                                                                             --------------
                                                                                                                 77,102,095

Finance--         A+        A1           2,675,000    American Honda Finance Corporation, 2.29% due
Other--8.3%                                           10/03/2005 (a)(b)                                           2,683,121
                                                      The Bear Stearns Companies Inc.:
                  A         A1           5,305,000        1.98% due 1/30/2009 (b)                                 5,316,178
                  A         A1           1,425,000        5.70% due 11/15/2014                                    1,499,143
                  BBB       Baa2         4,230,000    Certegy Inc., 4.75% due 9/15/2008                           4,356,570
                  A         A3           5,510,000    Countrywide Home Loans, Inc., 5.625% due 7/15/2009          5,865,516
                  A+        Aa3          6,560,000    Credit Suisse First Boston (USA) Inc., 4.70% due
                                                      6/01/2009                                                   6,751,873
                                                      Deutsche Telekom International Finance BV:
                  BBB+      Baa1         3,512,000        5.25% due 7/22/2013                                     3,593,938
                  BBB+      Baa1         3,405,000        8.75% due 6/15/2030                                     4,401,228
                  A+        A2             185,000    Diageo Capital PLC, 3.50% due 11/19/2007                      185,419
                  BBB+      Baa1         9,215,000    ERAC USA Finance Company, 6.70% due 6/01/2034 (a)           9,740,356
                                                      Ford Motor Credit Company:
                  BBB-      A3          23,000,000        2.79% due 9/28/2007 (b)                                22,972,515
                  BBB-      A3           5,950,000        7.375% due 10/28/2009                                   6,517,243
                  BBB-      A3           7,945,000        7.375% due 2/01/2011                                    8,640,283
                  BBB-      A3          14,750,000        7% due 10/01/2013 (g)                                  15,594,998


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Corporate Bonds                                     (in U.S. dollars)
Finance--Other                                        General Motors Acceptance Corporation:
(concluded)       BBB       A3     US$  35,800,000        3.08% due 9/23/2008 (b)                            $   35,782,422
                  BBB-      A3           4,180,000        6.875% due 8/28/2012                                    4,343,484
                  BBB-      A3           6,832,000        8% due 11/01/2031                                       7,071,059
                                                      The Goldman Sachs Group, Inc.:
                  A+        Aa3         11,820,000        5.70% due 9/01/2012                                    12,489,934
                  A+        Aa3          6,170,000        5.25% due 10/15/2013                                    6,212,382
                  AA-       A1           3,015,000    International Lease Finance Corporation, 2.95%
                                                      due 5/23/2006                                               3,007,309
                                                      J.P. Morgan Chase & Co.:
                  A+        Aa3          8,600,000        3.50% due 3/15/2009                                     8,484,571
                  A+        Aa3             10,000        4.50% due 11/15/2010                                       10,132
                  A         A1           5,915,000        5.75% due 1/02/2013                                     6,298,138
                  A         A1           6,675,000        5.125% due 9/15/2014                                    6,710,785
                                                      Lehman Brothers Holdings, Inc.:
                  A         A1             400,000        4% due 1/22/2008                                          406,312
                  A         A1           7,965,000        3.50% due 8/07/2008                                     7,901,615
                                                      MBNA Corporation:
                  BBB       Baa2         3,240,000        6.25% due 1/17/2007                                     3,431,578
                  BBB       Baa2           870,000        5.625% due 11/30/2007                                     918,133
                  BBB       Baa2         2,750,000        4.625% due 9/15/2008                                    2,812,785
                                                      Mellon Funding Corporation:
                  A+        A1             885,000        4.875% due 6/15/2007                                      921,816
                  A         A2             250,000        6.40% due 5/14/2011                                       278,760
                  AA        Aa2            735,000    Principal Life Global Funding I, 3.625% due
                                                      4/30/2008 (a)                                                 740,634
                  A-        A3           1,450,000    Prudential Financial, Inc., 4.104% due 11/15/2006           1,474,119
                  A         A2          13,435,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (a)         17,131,372
                  A+        A2             858,000    Verizon Global Funding Corporation, 7.375% due
                                                      9/01/2012                                                   1,001,934
                                                                                                             --------------
                                                                                                                225,547,655

Foreign           AAA       Aaa  YEN 2,835,100,000    International Bank for Reconstruction & Development,
Obligations**--                                       4.75% due 12/20/2004 (1)                                   25,971,924
1.0%

Gaming--0.3%      BB+       Ba1   US$    7,580,000    MGM Mirage Inc., 6% due 10/01/2009                          7,684,225

Industrial--      BBB-      Ba1          4,350,000    American Greetings Corporation, 6.10% due 8/01/2028         4,643,625
Consumer          BBB       Baa2         6,005,000    Cadbury Schweppes US Finance LLC, 3.875% due
Goods--0.6%                                           10/01/2008 (a)                                              6,017,088
                  AA        Aa3             84,000    Eli Lilly and Company, 7.125% due 6/01/2025                   101,463
                  BBB-      Baa3         4,775,000    Yum! Brands, Inc., 8.875% due 4/15/2011                     5,937,039
                                                                                                             --------------
                                                                                                                 16,699,215

Industrial--                                          Anadarko Finance Company:
Energy--1.2%      BBB+      Baa1           802,000        6.75% due 5/01/2011                                       908,291
                  BBB+      Baa1         1,214,000        7.50% due 5/01/2031                                     1,484,242
                  BBB+      A3             230,000    Consolidated Natural Gas Company, 5.375% due 11/01/2006       239,285
                  BBB       Baa2         8,085,000    Halliburton Company, 5.50% due 10/15/2010                   8,469,717
                  A-        A3           4,623,960    Kern River Funding Corporation, 4.893% due
                                                      4/30/2018 (a)                                               4,662,015
                  BBB+      Baa1         1,740,000    Kinder Morgan Energy Partners, LP, 5.35% due 8/15/2007      1,825,159
                  BBB-      Baa3         2,410,000    MidAmerican Energy Holdings Company, 5.875% due
                                                      10/01/2012                                                  2,544,389
                  A+        A2           2,410,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)             2,490,024
                  BBB       Baa3         3,980,000    Panhandle Eastern Pipe Line Company, LLC, 2.75% due
                                                      3/15/2007                                                   3,906,314
                  BBB-      Baa3         6,150,000    XTO Energy, Inc., 7.50% due 4/15/2012                       7,224,946
                                                                                                             --------------
                                                                                                                 33,754,382


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Corporate Bonds                                     (in U.S. dollars)
Industrial--      A-        A2     US$   2,475,000    Alcoa Inc., 2.10% due 12/06/2004 (b)                   $    2,475,448
Manufacturing--   BBB-      Ba1          2,845,000    Amerada Hess Corporation, 7.125% due 3/15/2033              3,054,657
3.5%              B+        Ba3         12,690,000    Celestica Inc., 3.457% due 8/01/2020 (Convertible) (c)      6,931,913
                  BBB-      Baa3         6,475,000    Cia Brasileira de Bebida, 8.75% due 9/15/2013               7,316,750
                                                      DaimlerChrysler NA Holding Corporation:
                  BBB       A3          19,250,000        2.34% due 5/24/2006 (b)                                19,321,264
                  BBB       A3           3,560,000        4.75% due 1/15/2008                                     3,666,376
                  BBB       A3           3,670,000        7.75% due 1/18/2011                                     4,267,549
                  BBB-      NR*          6,230,000    Gazprom International SA, 7.201% due 2/01/2020 (a)          6,307,875
                  BBB-      Baa1         3,010,000    General Motors Corporation, 7.125% due 7/15/2013 (g)        3,142,100
                  BB+       Ba1          2,990,000    Hyundai Motor Manufacturing Alabama, LLC, 5.30% due
                                                      12/19/2008 (a)                                              3,068,990
                  BB+       Baa3         3,820,000    Jabil Circuit, Inc., 5.875% due 7/15/2010                   3,996,240
                  BBB-      Baa3         5,130,000    Lear Corporation, 8.11% due 5/15/2009                       5,923,072
                  BBB-      Baa3         5,015,000    Raytheon Company, 8.30% due 3/01/2010                       5,995,192
                  BBB       Baa3         9,425,000    Tyco International Group SA, 6.75% due 2/15/2011           10,603,973
                  A         Baa1         8,570,000    Wyeth, 5.50% due 3/15/2013                                  8,743,620
                                                                                                             --------------
                                                                                                                 94,815,019

Industrial--      BBB+      Baa1        13,314,000    AOL Time Warner Inc., 6.875% due 5/01/2012                 14,854,124
Services--4.3%    BBB-      Baa3         2,355,000    ARAMARK Services, Inc., 6.375% due 2/15/2008                2,542,757
                                                      Cendant Corporation:
                  BBB       Baa1         4,065,000        6.875% due 8/15/2006                                    4,332,684
                  BBB       Baa1         3,365,000        6.25% due 1/15/2008                                     3,627,298
                                                      Clear Channel Communications, Inc.:
                  BBB-      Baa3         5,970,000        5.75% due 1/15/2013                                     6,131,894
                  BBB-      Baa3         7,560,000        5.50% due 9/15/2014                                     7,520,295
                                                      HCA Inc.:
                  BB+       Ba1          1,825,000        8.75% due 9/01/2010                                     2,139,239
                  BB+       Ba1          2,995,000        6.95% due 5/01/2012                                     3,233,890
                  BB+       Ba1          4,805,000        6.30% due 10/01/2012                                    4,981,675
                  BBB       Ba1          4,545,000    Lenfest Communications, Inc., 10.50% due 6/15/2006          5,055,231
                                                      Liberty Media Corporation:
                  BBB-      Baa3        21,775,000        3.38% due 9/17/2006 (b)                                22,008,210
                  BBB-      Baa3         2,985,000        5.70% due 5/15/2013                                     2,951,064
                  BBB       Baa3         3,706,000    Manor Care, Inc., 7.50% due 6/15/2006                       3,968,944
                  BB+       Baa3         2,605,000    Media General, Inc., 6.95% due 9/01/2006                    2,714,160
                                                      News America Incorporated:
                  BBB-      Baa3         3,000,000        7.30% due 4/30/2028                                     3,387,972
                  BBB-      Baa3         4,625,000        6.75% due 1/09/2038                                     5,150,335
                  BBB+      Baa1         4,080,000    PHH Corporation, 6% due 3/01/2008                           4,376,163
                  BBB       Baa3           655,000    SUPERVALU Inc., 7.50% due 5/15/2012                           761,210
                  BBB       Baa3         4,560,000    Tele-Communications Inc., 9.80% due 2/01/2012               5,814,201
                  BBB+      Baa1         8,360,000    Time Warner Companies, Inc., 9.125% due 1/15/2013          10,467,046
                                                                                                             --------------
                                                                                                                116,018,392

Industrial--      AAA       Aaa          2,954,912    American Airlines, Inc., 3.857% due 1/09/2012               2,914,287
Transportation--  AAA       Aaa          2,080,000    Continental Airlines, Inc., 6.563% due 8/15/2013            2,232,608
0.6%              BBB       Baa1         2,515,000    Norfolk Southern Corporation, 7.25% due 2/15/2031           2,930,730
                                                      Southwest Airlines Co.:
                  A         Baa1         1,140,000        8% due 3/01/2005                                        1,162,409
                  A         Baa1         2,380,000        7.875% due 9/01/2007                                    2,654,126
                                                      Union Pacific Corporation:
                  BBB       Baa2         2,180,000        7.25% due 11/01/2008                                    2,437,874
                  BBB       Baa2         2,100,000        5.375% due 5/01/2014                                    2,117,894
                                                                                                             --------------
                                                                                                                 16,449,928


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Corporate Bonds                                     (in U.S. dollars)
Insurance--1.0%   A-        Baa2   US$   5,020,000    Aon Corporation, 6.70% due 1/15/2007                   $    5,367,755
                  BBB       Baa3         3,655,000    Infinity Property and Casualty Corporation,
                                                      5.50% due 2/18/2014                                         3,623,121
                  BBB-      NR*          2,835,000    Kingsway America, Inc., 7.50% due 2/01/2014                 2,939,887
                  A+        A2             985,000    Marsh & McLennan Companies, Inc., 3.625% due 2/15/2008        987,827
                  AAA       Aa1            240,000    MassMutual Global Funding, LLC, 7% due 7/07/2006              255,834
                  BBB+      Baa3         5,950,000    NLV Financial Corporation, 7.50% due 8/15/2033 (a)          6,317,835
                  A-        Baa1         8,625,000    Security Benefit Life Insurance Company, 7.45% due
                                                      10/01/2033 (a)                                              8,949,274
                                                                                                             --------------
                                                                                                                 28,441,533

Internet--0.3%    NR*       NR*          8,427,000    SportsLine USA, Inc, 5% due 4/01/2006 (Convertible)         8,511,270

Leisure--0.0%     BBB-      Baa3           350,000    Hilton Hotels Corporation, 7.625% due 12/01/2012              406,875

Oil Refineries--  BBB       Baa3         8,610,000    Ultramar Diamond Shamrock Corporation, 6.75% due
0.4%                                                  10/15/2037                                                  9,942,294

Paper--1.3%       BB+       Ba2         10,110,000    Boise Cascade Corporation, 7.66% due 5/27/2005             10,421,297
                                                      Celulosa Arauco y Constitucion SA:
                  BBB+      Baa2         3,940,000        8.625% due 8/15/2010                                    4,741,798
                  BBB+      Baa2         1,400,000        5.125% due 7/09/2013                                    1,395,590
                  BBB       Baa2         9,090,000    Champion International Corporation, 6.65% due
                                                      12/15/2037                                                 10,181,345
                  A-        Baa2         3,020,000    Inversiones CMPC SA, 4.875% due 6/18/2013 (a)               2,978,961
                  BBB-      Baa3         2,625,000    Rock-Tenn Company, 5.625% due 3/15/2013                     2,660,981
                  BBB       Baa3         3,000,000    Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)            3,291,693
                                                                                                             --------------
                                                                                                                 35,671,665

Real Estate       BBB-      Baa3         1,765,000    Colonial Realty LP, 4.80% due 4/01/2011                     1,744,688
Investment        BBB       Baa3         2,075,000    Developers Diversified Realty Corporation,
Trust--0.9%                                           6.625% due 1/15/2008                                        2,232,669
                  BBB       Baa2         4,095,000    HRPT Properties Trust, 5.75% due 2/15/2014                  4,136,925
                  BBB+      Baa2         1,585,000    Health Care Property Investors, Inc., 6.50% due
                                                      2/15/2006                                                   1,641,353
                  BBB-      Baa3         2,725,000    Health Care REIT, Inc., 6% due 11/15/2013                   2,796,877
                  BBB-      Ba1          1,545,000    Highwoods Realty LP, 7% due 12/01/2006                      1,633,223
                  BBB-      Baa3         9,190,000    iStar Financial Inc., 5.125% due 4/01/2011                  9,169,883
                  BBB-      Baa3         1,913,000    Nationwide Health Properties, Inc., 6.59% due
                                                      7/07/2038                                                   1,992,952
                                                                                                             --------------
                                                                                                                 25,348,570

Retail--          BBB       Baa2           595,000    Limited Brands, Inc., 6.125% due 12/01/2012                   642,643
Stores--0.0%

Supranational--   A         A2           4,435,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012         4,987,778
0.2%

Utilities--       BBB       Baa2         2,298,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031           3,017,345
Communication--   A+        A3           7,020,000    GTE Corporation, 6.84% due 4/15/2018                        7,754,117
1.8%              BBB       Baa2         5,185,000    Harris Corporation, 6.35% due 2/01/2028                     5,549,003
                  BBB-      Baa3         5,100,000    Sprint Capital Corporation, 8.75% due 3/15/2032             6,472,874
                  BBB       Baa3         4,960,000    TELUS Corporation, 7.50% due 6/01/2007                      5,438,923
                  BBB+      Baa2        20,655,000    Telecom Italia Capital SA, 4% due 1/15/2010 (a)            20,498,786
                                                                                                             --------------
                                                                                                                 48,731,048

Utilities--       NR*       Baa2         4,774,000    AEP Texas Central Company, 6.65% due 2/15/2033              5,165,812
Electric          BBB       Baa1         5,220,000    Cincinnati Gas & Electric Company, 5.70% due 9/15/2012      5,520,411
& Gas--4.4%                                           Dominion Resources, Inc.:
                  BBB+      Baa1         3,265,000        7.625% due 7/15/2005                                    3,390,115
                  BBB+      Baa1         3,325,000        2.011% due 5/15/2006 (b)                                3,331,294
                  BBB+      Baa2           520,000    Exelon Corporation, 6.75% due 5/01/2011                       580,615
                  A-        Baa1         5,920,000    Exelon Generation Company, LLC, 5.35% due 1/15/2014         6,045,824
                  A-        A2           7,935,000    FPL Group Capital Inc., 2.275% due 3/30/2005 (b)            7,945,728
                  BBB-      Baa3        15,300,000    PPL Capital Funding, Inc., 2.77% due 5/18/2006 (b)         15,306,793
                  BBB       Baa1         3,965,000    PSE&G Power LLC, 6.95% due 6/01/2012                        4,441,018


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Corporate Bonds                                     (in U.S. dollars)
Utilities--                                           Pacific Gas & Electric Company:
Electric          BBB       Baa2   US$  22,756,000        2.72% due 4/03/2006 (b)                            $   22,776,913
& Gas (concluded) BBB       Baa2         7,675,000        6.05% due 3/01/2034                                     7,811,630
                  BBB       Baa2         3,165,000    Pepco Holdings, Inc., 4% due 5/15/2010                      3,081,355
                  BBB       Baa2         3,905,000    Public Service Company of New Mexico, 4.40% due
                                                      9/15/2008                                                   3,960,143
                  BBB+      Baa1         2,965,000    Sempra Energy, 4.75% due 5/15/2009                          3,061,460
                                                      Southern California Edison Company:
                  NR*       A3             905,000        2.353% due 1/13/2006 (b)                                  908,513
                  BB        A3           5,225,000        8% due 2/15/2007                                        5,783,500
                  BBB+      Baa1         4,335,000    Southern Power Company, 6.25% due 7/15/2012                 4,718,383
                  A-        A3           4,225,000    TXU Australia Holdings Partnership LP, 6.15% due
                                                      11/15/2013 (a)                                              4,596,496
                  A-        Baa1         4,615,000    Vectren Utility Holdings, Inc., 5.25% due 8/01/2013         4,690,691
                  NR*       Ba1          2,855,000    Westar Energy, Inc., 6% due 7/01/2014                       3,068,417
                  BB-       Ba2          4,582,000    Western Resources, Inc., 9.75% due 5/01/2007                5,219,801
                                                                                                             --------------
                                                                                                                121,404,912

Yankee                                                Corporacion Nacional del Cobre de Chile
Corporates**--                                        (Codelco) (3)(a):
2.0%              A         A2           3,805,000        6.375% due 11/30/2012                                   4,199,978
                  A         A2           3,540,000        5.50% due 10/15/2013                                    3,685,806
                                                      France Telecom (4):
                  BBB+      Baa2        11,095,000        8.50% due 3/01/2011                                    13,281,603
                  BBB+      Baa2         2,820,000        9.25% due 3/01/2031                                     3,738,905
                  A-        Baa1         3,855,000    Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                 4,584,262
                                                      Pemex Project Funding Master Trust (1):
                  BBB-      Baa1         4,700,000        3.54% due 1/07/2005 (a)(b)                              4,735,250
                  BBB-      Baa1        15,500,000        3.18% due 6/15/2010 (a)(b)                             15,662,750
                  BBB-      Baa1         4,285,000        9.125% due 10/13/2010                                   5,099,150
                                                                                                             --------------
                                                                                                                 54,987,704

Yankee            NR*       NR*    Euro 12,504,000    Bundesobligation, 3.50% due 10/10/2008 (2)                 15,752,093
Sovereigns**--    A         Baa1   US$   2,785,000    Republic of Chile, 5.50% due 1/15/2013 (2)                  2,901,970
1.4%              BBB       Baa2         5,405,000    Republic of South Africa, 6.50% due 6/02/2014 (2)           5,769,838
                                                      United Mexican States (2):
                  BBB-      Baa2         7,180,000        9.875% due 2/01/2010                                    8,852,940
                  BBB-      Baa2         3,535,000        6.375% due 1/16/2013                                    3,722,355
                  BBB-      Baa2         2,380,000        5.875% due 1/15/2014                                    2,415,700
                                                                                                             --------------
                                                                                                                 39,414,896

                                                      Total Corporate Bonds (Cost--$1,074,249,143)--40.3%     1,100,305,420



State                                                 Municipal Bonds
Texas--0.1%       A         A2           2,010,000    Harris County, Texas, Industrial Development
                                                      Corporation, Solid Waste Disposal Revenue Bonds
                                                      (Deer Park Refining LP),  5.683% due 3/01/2023 (b)          2,043,466

                                                      Total Municipal Bonds (Cost--$2,010,000)--0.1%              2,043,466


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                                                      Preferred Securities

                S&P         Moody's           Face                                                               Value
Industry+++     Ratings++   Ratings++       Amount    Capital Trusts                                      (in U.S. dollars)
Finance--         BBB-      Baa1   US$   6,125,000    Pemex Project Funding Master Trust, 7.375%
Other--0.2%                                           due 12/15/2014                                         $    6,676,250

Utilities--       BBB+      A3           1,485,000    Alabama Power Capital Trust V, 5.50% due
Electric                                              10/01/2042 (b)                                              1,561,521
& Gas--0.1%

                                                      Total Capital Trusts (Cost--$7,939,451)--0.3%               8,237,771


                                            Shares
                                              Held    Preferred Stocks
Finance--                                      690    DG Funding Trust (a)                                        7,417,500
Other--0.3%                                    500    Home Ownership Funding Corporation II (a)                     206,977
                                                                                                             --------------
                                                                                                                  7,624,477

Utilities--                                  9,000    Duquesne Light Company                                        465,750
Electric
& Gas--0.0%

                                                      Total Preferred Stocks (Cost--$8,542,484)--0.3%             8,090,227


                                              Face
                                            Amount    Trust Preferred
Aerospace &                          US$15,510,000    RC Trust I, 7% due 5/15/2006 (Convertible)                 16,234,096
Defense--0.6%
                                                      Total Trust Preferred (Cost--$16,306,552)--0.6%            16,234,096

                                                      Total Preferred Securities (Cost--$32,788,487)--1.2%       32,562,094


                                                      Short-Term Investments

Commercial Paper***                     75,000,000    Atlantic Asset Securitization Corporation, 1.77% due
                                                      10/18/2004                                                 74,937,312
                                        14,000,000    Bryant Park Funding LLC, 1.78% due 10/26/2004              13,982,695
                                        66,600,000    Compass Securitization LLC, 1.78% due 10/22/2004           66,530,847
                                        30,000,000    Fortis Funding LLC, 1.76% due 10/25/2004                   29,964,800
                                        25,500,000    ITT Industries, Inc., 1.68% due 10/04/2004                 25,496,430
                                        76,400,000    Jupiter Securitization Corporation, 1.78% due
                                                      10/25/2004                                                 76,309,339
                                        26,845,000    Preferred Receivables Funding Corporaton, 1.79%
                                                      due 10/25/2004                                             26,812,965
                                        10,620,000    Romulus Funding Corp., 1.81% due 10/26/2004                10,606,651
                                        16,000,000    Solitaire Funding LLC, 1.80% due 11/02/2004                15,974,400
                                        75,000,000    UBS Finance (Delaware) Inc., 1.88% due 10/01/2004          75,000,000
                                                                                                             --------------
                                                                                                                415,615,439


                                            Shares
                                              Held
                                        98,432,250    Merrill Lynch Premier Institutional Fund (d)(e)            98,432,250

                                                      Total Short-Term Investments
                                                      (Cost--$514,047,689)--18.9%                               514,047,689


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                                         Number of                                                               Value
                                         Contracts    Options Purchased                                   (in U.S. dollars)
Call Options Purchased                         208    London InterBank Offered Rate (LIBOR) Linked Floor,
                                                      expiring April 2005 at 1.50%, Broker J.P. Morgan
                                                      Chase Bank                                             $        2,080

                                                      Total Options Purchased
                                                      (Premiums Paid--$124,800)--0.0%                                 2,080

                  Total Investments (Cost--$3,013,724,153++++++)--111.7%                                      3,046,709,063
                  Liabilities in Excess of Other Assets--(11.7%)                                              (319,957,501)
                                                                                                             --------------
                  Net Assets--100.0%                                                                         $2,726,751,562
                                                                                                             --------------

     * Not Rated.

    ** Corresponding industry groups for foreign securities:

       (1) Financial Institution.

       (2) Government Entity.

       (3) Industrial.

       (4) Telecommunications.

   *** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Master Portfolio.

    ++ Ratings of issues shown are unaudited.

  ++++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++++++ The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:

       Aggregate cost (includes options purchased)        $3,014,875,849
                                                          ==============
       Gross unrealized appreciation                      $   36,134,661
       Gross unrealized depreciation                         (4,301,447)
                                                          --------------
       Net unrealized appreciation                        $   31,883,214
                                                          ==============


   +++ For Master Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio's management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

   (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   (b) Floating rate note.

   (c) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Master Portfolio.

   (d) Investments in companies considered to be an affiliate of the Master
       Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                                  Net          Dividend
       Affiliate                                Activity         Income

       Merrill Lynch Liquidity Series,
         Money Market Series                          --       $  6,042
       Merrill Lynch Premier Institutional
         Fund                                  5,903,500       $248,373


   (e) Security was purchased with the cash proceeds from securities loans.

   (f) All or a portion of security held as collateral in connection with open financial futures contracts.

   (g) Security, or a portion of security, is on loan.

       Forward foreign exchange contracts as of September 30, 2004 were as follows:


       Foreign Currency         Settlement                   Unrealized
       Sold                        Date                    Appreciation

       YEN 2,967,734,851       October 2004              $      237,539
                                                         --------------
       Total Unrealized Appreciation on Forward
       Foreign Exchange Contracts
       (US$ Commitment--$27,201,969)                     $      237,539
                                                         ==============

       Financial futures contracts purchased as of September 30, 2004 were as follows:


       Number of                Expiration        Face       Unrealized
       Contracts    Issue          Date          Value     Appreciation

         123     2-Year U.S.     December
                Treasury Note      2004       $25,966,797    $   15,224
         348     5-Year U.S.     December
                Treasury Note      2004       $38,493,037        47,963
          58     10-Year U.S.    December
                Treasury Note      2004       $ 6,523,350         8,900
                                                             ----------
       Total Unrealized Appreciation--Net                    $   72,087
                                                             ==========


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Schedule of Investments (continued)
Master Core Bond Portfolio


Swaps outstanding as of September 30, 2004 were as follows:


                                                             Unrealized
                                            Notional       Appreciation
                                             Amount      (Depreciation)

Sold credit default protection
on Sprint Corporation and
receive 1.50% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $ 5,490,000       $ 208,428

Sold credit default protection on
Comcast Cable Communications
and receive 1.15% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $ 5,490,000         119,402

Bought credit default protection
on Tyson Foods Inc. and pay
1.36% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $ 5,490,000       (153,808)

Bought credit default protection
on Weyerhauser Co. and pay
..73% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $ 5,490,000        (81,587)

Pay 3.50% on TIPS adjusted
principal and receive a fixed
rate of 4.17% interest

Broker, Morgan Stanley
Capital Services
Expires January 2011                        $14,075,000       (145,249)

Pay 3.875% on TIPS adjusted
principal and receive a fixed
rate of 3.401% interest

Broker, J.P. Morgan Chase Bank
Expires January 2009                        $16,302,000       (130,429)

Bought credit default protection
on Aon Corp. and pay .37%
interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2007                        $ 5,525,000        (16,437)

Bought credit default protection
on Boeing Capital Corp. and pay
..48% interest

Broker, J.P. Morgan Chase Bank
Expires March 2009                          $ 3,165,000        (33,327)

Sold credit default protection
on Raytheon Co. and receive
..73% interest

Broker, J.P. Morgan Chase Bank
Expires March 2009                          $ 3,165,000        (41,278)


                                                             Unrealized
                                            Notional       Appreciation
                                             Amount      (Depreciation)

Receive (pay) a variable return based
on the change in the Lehman Brothers
CMBS Investment Grade Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus .55%

Broker, Deutsche Bank AG, London
Expires January 2005                        $32,500,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires March 2005                          $84,400,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires January 2005                        $54,100,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires February 2005                       $50,900,000              --

Sold credit default protection on
Dana Corporation and receive
1.55% interest

Broker, UBS Warburg
Expires September 2011                      $ 3,175,000       $  14,199

Sold credit default protection on
Dana Corporation and receive
1.56% interest

Broker, UBS Warburg
Expires September 2011                      $ 6,360,000          32,099

Bought credit default protection on
The May Department Stores Co.
and pay .68% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                      $ 6,360,000        (24,333)

Sold credit default protection on
J.C. Penney Company, and receive
1.27% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                      $ 6,360,000          36,169

Sold credit default protection on
Nextel Communications Inc. and
receive 1.72% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                      $ 6,360,000          36,443



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Schedule of Investments (concluded)
Master Core Bond Portfolio


Swaps outstanding as of September 30, 2004 were as follows
(concluded):


                                                             Unrealized
                                            Notional       Appreciation
                                             Amount      (Depreciation)
Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance, Expires April 2005                 $25,050,000              --

Sold credit default protection on
Dow Jones CDX.NA.IG.HVOL.2 Index
and receive 1.15% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                      $12,710,000       $   9,312

Sold credit default protection on
Dow Jones CDX.NA.IG.2 Index and
receive .60% interest

Broker, J.P. Morgan Chase Bank
Expires September 2009                      $12,710,000          32,784

Sold credit default protection on
Dow jones CDX.HVOL.0909 Index
and receive 1.15% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2009                      $35,455,000        (44,458)

Sold credit default protection on
Dow Jones CDX.IG.0909 Index and
receive .60% interest

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2009                      $35,455,000        (33,837)

Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance, Expires March 2005                 $90,400,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
MBS Fixed Rate Index Total Return
and pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers Special
Finance, Expires March 2005                 $88,000,000              --


Sold credit default protection on
Computer Associates International
Inc. and receive .83% interest

Broker, Lehman Brothers Special
Finance, Expires December 2009              $ 6,270,000         (8,784)

Bought credit default protection on
Hewlett-Packard Co. and pay
..31% interest

Broker, Lehman Brothers Special
Finance, Expires December 2009              $ 6,270,000           2,991



                                                             Unrealized
                                            Notional       Appreciation
                                             Amount      (Depreciation)

Receive (pay) a variable return based
on the change in the Lehman Brothers
U.S. Treasury Index Total Return and
pay floating rate based on 1-month
USD LIBOR, minus. 20%

Broker, Lehman Brothers Special
Finance, Expires December 2004             $139,100,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
U.S. Treasury Index Total Return and
pay floating rate based on 1-month
USD LIBOR, minus. 20%

Broker, Lehman Brothers Special
Finance, Expires March 2005                $163,800,000              --

Receive (pay) a variable return
based on the change in the Lehman
Brothers MBS Fixed Rate Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                      $100,000,000              --

Receive (pay) a variable return based
on the change in the Lehman Brothers
U.S. High Yield Index Total Return and
pay floating rate based on 1-month
USD LIBOR, minus .75%

Broker, Lehman Brothers Special
Finance, Expires January 2005              $ 31,200,000              --

Receive a floating rate based on
3-month USD LIBOR, plus .56%,
which is capped at a fixed coupon of
8% and callable quarterly beginning
December 2004 and pay a floating
rate based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires June 2010                          $ 62,700,000       $  78,807

Receive a floating rate based on
3-month USD LIBOR, plus .40%,
which is capped at a fixed coupon
of 7% and callable quarterly
beginning February 2005 and
pay a floating rate based on
3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires August 2010                        $ 62,600,000        (44,189)

Receive a floating rate based
on 3-month USD LIBOR, and
pay a fixed rate of 2.8025%
interest

Broker, J.P. Morgan Chase Bank
Expires January 2007                       $  5,525,000          35,293
                                                           ------------
Total                                                      $  (151,789)
                                                           ============

See Notes to Financial Statements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Assets and Liabilities                                                              Master Core Bond Portfolio

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $94,493,646) (identified cost--$2,915,167,103)                                         $ 2,948,274,733
           Investments in affiliated securities, at value (identified cost--$98,432,250)                         98,432,250
           Options purchased, at value (premiums paid--$124,800)                                                      2,080
           Unrealized appreciation on swaps                                                                          46,298
           Unrealized appreciation on forward foreign exchange contracts                                            237,539
           Foreign cash (cost--$1,321,920)                                                                        1,297,780
           Receivables:
               Securities sold                                                            $   238,289,670
               Interest                                                                        18,505,521
               Contributions                                                                    4,700,485
               Swaps                                                                            1,179,252
               Variation margin                                                                   169,022
               Principal paydowns                                                                  99,215
               Dividends                                                                           72,466
               Securities lending--net                                                             12,022       263,027,653
                                                                                          ---------------
           Prepaid expenses                                                                                         552,099
                                                                                                            ---------------
           Total assets                                                                                       3,311,870,432
                                                                                                            ---------------

Liabilities

           Swap premiums received                                                                                    54,503
           Collateral on securities loaned, at value                                                             98,432,250
           Unrealized depreciation on swaps                                                                         198,087
           Payables:
               Securities purchased                                                           466,320,327
               Custodian bank                                                                  16,148,704
               Withdrawals                                                                      3,781,798
               Investment adviser                                                                  19,396
               Other affiliates                                                                    14,337       486,284,562
                                                                                          ---------------
           Accrued expenses                                                                                         149,468
                                                                                                            ---------------
           Total liabilities                                                                                    585,118,870
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 2,726,751,562
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $ 2,693,627,026
           Unrealized appreciation--net                                                                          33,124,536
                                                                                                            ---------------
           Net Assets                                                                                       $ 2,726,751,562
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Operations                                                                          Master Core Bond Portfolio

For the Period October 1, 2003++ to September 30, 2004
Investment Income

           Interest                                                                                         $    98,207,907
           Dividends                                                                                                285,724
           Securities lending--net                                                                                  254,415
                                                                                                            ---------------
           Total income                                                                                          98,748,046
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,815,155
           Accounting services                                                                    701,683
           Custodian fees                                                                         164,778
           Pricing fees                                                                            45,823
           Offering costs                                                                          38,660
           Professional fees                                                                       38,597
           Trustees' fees and expenses                                                             24,003
           Printing and shareholder reports                                                            22
           Other                                                                                   56,622
                                                                                          ---------------
           Total expenses                                                                                         2,885,343
                                                                                                            ---------------
           Investment income--net                                                                                95,862,703
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net (includes options purchased)                                   30,410,097
               Futures contracts and swaps                                                      9,303,239
               Options written                                                                  1,881,570
               Foreign currency transactions--net                                                 648,988        42,243,894
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (includes options purchased)                                 (13,176,184)
               Futures contracts and swaps                                                      3,632,723
               Options written                                                                   (20,495)
               Foreign currency transactions--net                                                 490,405       (9,073,551)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               33,170,343
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $   129,033,046
                                                                                                            ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Statement of Changes in Net Assets                                                               Master Core Bond Portfolio

                                                                                                           For the Period
                                                                                                         October 1, 2003++
                                                                                                          to September 30,
Increase (Decrease) in Net Asset Value:                                                                         2004
Operations

           Investment income--net                                                                           $    95,862,703
           Realized gain--net                                                                                    42,243,894
           Change in unrealized appreciation--net                                                               (9,073,551)
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                 129,033,046
                                                                                                            ---------------

Capital Transactions

           Proceeds from contributions                                                                        2,762,946,486
           Fair value of net asset contributions                                                              1,889,781,052
           Fair value of withdrawals                                                                        (2,055,009,022)
                                                                                                            ---------------
           Net increase in net assets derived from capital transactions                                       2,597,718,516
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                       2,726,751,562
           Beginning of period                                                                                           --
                                                                                                            ---------------
           End of period                                                                                    $ 2,726,751,562
                                                                                                            ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.



Financial Highlights                                                                             Master Core Bond Portfolio
                                                                                                           For the Period
                                                                                                         October 1, 2003++
The following ratios have been derived from                                                               to September 30,
information provided in the financial statements.                                                               2004
Total Investment Return

           Total investment return                                                                                 4.34%+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses                                                                                                   .10%*
                                                                                                            ===============
           Investment income--net                                                                                    3.39%*
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $     2,726,752
                                                                                                            ===============
           Portfolio turnover                                                                                       258.01%
                                                                                                            ===============


             * Annualized.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements
Master Core Bond Portfolio


1. Significant Accounting Policies:
Master Core Bond Portfolio (the "Master Portfolio") is part of Master Bond Trust (the "Trust"). The Master Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. On October 1, 2003, the Master Portfolio received all of the net assets of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., a registered investment company that converted to a master/feeder structure. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Master Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Master Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Master Core Bond Portfolio


(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Master Core Bond Portfolio


(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Master Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the Master Portfolio's and Merrill Lynch Bond Fund, Inc., High Income and Intermediate Term Portfolio's net assets at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the year ended September 30, 2004, the aggregate average daily net assets of the Master Portfolio, including the Fund's High Income Portfolio and Intermediate Term Portfolio, was approximately $5,253,487,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Master Portfolio. There is no increase in the aggregate fees paid by the Master Portfolio for these services.

The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Master Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Master Portfolio, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the period October 1, 2003 to September 30, 2004, MLIM, LLC received $108,214 in securities lending agent fees.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)
Master Core Bond Portfolio


For the period October 1, 2003 to September 30, 2004, the Master
Portfolio reimbursed FAM $56,703 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM, UK, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 1, 2003 to September 30, 2004 were
$7,774,810,768 and $7,105,853,177, respectively.

Transactions in call options written for the period October 1, 2003 to September 30, 2004 were as follows:


                                      Number of            Premiums
                                       Contracts           Received

Outstanding call options
  written, received by net
  asset contributions                        326     $       39,283
Options written                           54,016          2,516,015
Options closed                              (52)        (1,035,632)
Options exercised                        (1,241)          (425,110)
Options expired                         (53,049)        (1,094,556)
                                  --------------     --------------
Outstanding call options
  written, end of period                      --     $           --
                                  ==============     ==============


Transactions in put options written for the period October 1, 2003 to September 30, 2004 were as follows:


                                      Number of            Premiums
                                       Contracts           Received

Outstanding put options
  written, received by net
  asset contributions                        326     $      235,900
Options written                            2,410          1,254,721
Options closed                             (520)          (533,899)
Options exercised                          (630)          (105,919)
Options expired                          (1,586)          (850,803)
                                  --------------     --------------
Outstanding put options
  written, end of period                      --     $           --
                                  ==============     ==============


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of ..09% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Master Portfolio did not borrow under the credit agreement during the period October 1, 2003 to September 30, 2004.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Report of Independent Registered Public Accounting Firm
Master Core Bond Portfolio


To the Investors and Board of Trustees of Master Bond Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Core Bond Portfolio of Master Bond Trust as of September 30, 2004 and the related statement of operations, changes in net assets and financial highlights for the period October 1, 2003 to September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Core Bond Portfolio of Master Bond Trust as of September 30, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the period October 1, 2003 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
November 18, 2004



Portfolio Information (unaudited)


                                               Percent of
Asset Mix as of                                  Total
September 30, 2004                            Investments

Corporate Bonds                                   36.1%
Asset-Backed Securities                           19.7
Government Agency Mortgage-Backed
   Securities                                     13.3
Government & Agency Obligations                    6.5
Non-Government Agency Mortgage-Backed
   Securities                                      6.4
Preferred Securities                               1.1
Other*                                            16.9

* Includes portfolio holdings in municipal bonds, short-term investments and options.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors/Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)  Length of                                               Overseen by    Held by
                       Held with    Time                                                    Director/      Director/
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors/Trustees (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)  Length of                                               Overseen by    Held by
                       Held with    Time                                                    Director/      Director/
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees*

Ronald W. Forbes       Director/    1981 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095          Trustee      present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery  Director/    1994 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095          Trustee      present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Director/    2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095          Trustee      present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc. (investment
                                              adviser/broker-dealer) from 1997 to 2000;
                                              Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and
                                              Secretary of SCB Partners, Inc. since 2000;
                                              Director of Covenant House from 2001 to 2004.


Kevin A. Ryan          Director/    1992 to   Founder and currrently Director Emeritus      48 Funds       None
P.O. Box 9095          Trustee      present   of Boston University Center for the           48 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the faculties
                                              of The University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth     Director/    2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095          Trustee      present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director/    1980 to   Professor of Finance since 1984, Dean from    48 Funds       Bowne & Co.,
P.O. Box 9095          Trustee      present   1984 to 1993 and currently Dean Emeritus of   48 Portfolios  Inc.; Vornado
Princeton,                                    New York University Leonard N. Stern School                  Realty Trust;
NJ 08543-9095                                 of Business Administration, New York University              Vornado
Age: 66                                       from 1994 to present; Professor of Finance                   Operating
                                              thereof from 1982 to 1994.                                   Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director/    2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095          Trustee      present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Officers and Directors/Trustees (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011          Treasurer    1999 to   Taxation since 1990.
Age: 44                             present


Patrick Maldari        Vice         2002 to   Managing Director of MLIM since 2000; Director (Global Fixed Income) of
P.O. Box 9011          President    present   MLIM from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 42


James Pagano           Vice         2000 to   Vice President of MLIM since 1996.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 42


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
SEPTEMBER 30, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
(a) Audit Fees - Fiscal Year Ending September 30, 2004 - $6,200
                 Fiscal Year Ending September 30, 2003 - $34,729

The master-feeder structure with Master Bond Trust came into existence during fiscal 2004.

Master Bond Trust
(a) Audit Fees - Fiscal Year Ending September 30, 2004 - $40,000
                 Fiscal Year Ending September 30, 2003 - $N/A

The master-feeder structure with Master Bond Trust came into existence during fiscal 2004.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
(b) Audit-Related Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0

Master Bond Trust
(b) Audit-Related Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
(c) Tax Fees -   Fiscal Year Ending September 30, 2004 - $10,050
                 Fiscal Year Ending September 30, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

Master Bond Trust
(c) Tax Fees -   Fiscal Year Ending September 30, 2004 - $8,000
                 Fiscal Year Ending September 30, 2003 - $N/A

The nature of the services include tax compliance, tax advice and tax planning.

The master-feeder structure with Master Bond Trust came into existence during fiscal 2004.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
(d) All Other Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0

Master Bond Trust
(d) All Other Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0


(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending September 30, 2004 - $14,091,966
    Fiscal Year Ending September 30, 2003 - $18,527,998

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
Master Bond Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Bond Trust


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Bond Trust


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Bond Trust


Date: November 19, 2004